SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported):
                                    January 2, 2001


                                STILWELL FINANCIAL INC.
                                -----------------------
                  (Exact name of company as specified in its charter)


            DELAWARE                   001-15253                43-1804048
-------------------------------  --------------------   ------------------------
  (State or other jurisdiction   (Commission file          (IRS Employer
        of incorporation)               number)           Identification Number)


               920 Main Street, 21st Floor, Kansas City, Missouri 64105
               --------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


                   Company's Telephone Number, including area code:
                                   (816) 218 - 2400

                                    Not Applicable

             (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.   Document

                 (99)          Additional Exhibits

                 99.1          News release  issued by Stilwell  Financial Inc.
                               dated January 2, 2001 reporting ending assets under management on December 31, 2000, average assets under management for the fourth quarter 2000 and average assets under management for the year ended December 31, 2000, is attached hereto as Exhibit 99.1

                 99.2          News release  issued by Stilwell  Financial Inc.
                               dated January 5, 2001 reporting information concerning the Stilwell quarterly earnings presentation that is expected to be held on January 30, 2001, is attached hereto as
                               Exhibit 99.2

Item 9.          Regulation FD Disclosure

Stilwell Financial Inc. ("Stilwell") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated January 2, 2001, that reports ending assets under management on December 31, 2000, average assets under management for the fourth quarter 2000 and average assets under management for the year ended December 31, 2000.

Stilwell is also furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release announcing information concerning the Stilwell quarterly earnings presentation that is expected to occur on January 30, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Stilwell Financial Inc.


DATE: January 5, 2001                 BY:        /S/  DOUGLAS E. NICKERSON
                                         ---------------------------------------
                                                   Douglas E. Nickerson
                                              Vice President and Controller
                                              (Principal Accounting Officer)